Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF MASSACHUSETTS

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
	Reporting Period	1/1/2011 - 1/31/2011

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached

Monthly Reporting Questionnaire	MOR-1	Yes

Schedule of Cash Receipts and Disbursements	MOR-2	Yes

Copies of Debtor’s Bank Reconciliations		Yes

Copies of Debtor’s Bank Statements		Yes

Copies of Cash Disbursements Journals		Yes

Statement of Operations	MOR-3	Yes

Balance Sheet	MOR-4	Yes

Schedule of Post-Petition Liabilities	MOR-5	Yes

Copies of IRS Form 6123 or payment receipt		No	** Yes

Copies of tax returns filed during reporting period		N/A

Detailed listing of aged accounts payables		Yes

Accounts Receivable Reconciliation and Aging	MOR-6	Yes

I declare under penalty of perjury (28 U.S.C. section 1746) that this report and	** ADP submits our payroll tax payments.
all attachments are true and correct to the best of my knowledge and belief.	We do not receive a Form 6123.

/s/ MARK A. ATTARIAN	2/16/2011
Signature of Authorized Individual *	Date

MARK A. ATTARIAN	Interim Chief Financial Officer & EVP
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

The Monthly Operating Report (“MOR”) is unaudited and reflects the Debtor’s best efforts to report the assets and liabilities of the Debtor on an unconsolidated basis. The MOR neither purports to represent financial statements prepared in accordance with with Generally Accepted Accounting Principles (“GAAP”), nor is the MOR intended to fully reconcile to any such financial statements. The MOR does not constitute an admission of liability of the Debtor with respect to any item referenced.

The Debtor records general accruals for certain categories of liabilities that are estimates of anticipated aggregate liability that are not tied to particular invoices or vendors. Certain deferred charges, accounts or reserves indicated as “accrued” or “deferred” that relate to clinical trials, other contractual liabilities of the Debtor, and for GAAP reporting purposes are recorded on MOR-4. These deferred expenses do not represent any actual liability incurred, due or payable, are not claims against the Debtor as of the Petition Date or for the current reporting period, and may not result in any administrative expense liability.

COVER PAGE

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	1/1/2011 - 1/31/2011

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.	X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.	X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	X

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.	X

7. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	N/A

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made?	X

12. Are a plan and disclosure statement on file?	X

13. Was there any post-petition borrowing during this reporting period?		X

MOR-1

Molecular Insight Pharmaceuticals, Inc.	Reporting Period
Case No: 10-23355	1/1/2011 - 1/31/2011
Payments of Pre-Petition Debts

Payee	Check #	Check Date	Amount

MOR-1 Question 3

Cambridge Major Laboratories, Inc.	23868	1/21/2011	$68,965.00

MRCS Inc.	EFT	1/18/2011	$6,765.00

Note: Both payments authorized by Order of the Court on January 11, 2011.

MOR-1 Question 4

Tatum	EFT	1/11/2011	$38,245.50

Greenberg Traurig	23930	1/28/2011	$282.50

MOR-1 Question 6

Harry Stylli	EFT	1/4/2011	$18,000.00	compensation for CRO services

Harry Stylli	EFT	1/24/2011	$31,762.57	compensation for CRO services

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	1/1/2011 - 1/31/2011

SCHEDULE OF RECEIPTS AND DISBURSEMENTS (Unrestricted Cash)

	Citibank Operating	Citibank Money Market	Smith Barney Money Market	Bank of New York	TOTAL

CASH - BEGINNING OF MONTH	14,323,959	275	0	0	14,324,234

RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE					0
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
Refund of credit balances from vendors	4,030				4,030
COBRA payments	7,324				7,324
TRANSFERS (FROM DIP ACCOUNTS)					0

TOTAL RECEIPTS	11,354	0	0	0	11,354

DISBURSEMENTS
NET PAYROLL	253,047				253,047
PAYROLL TAXES	149,489				149,489
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
MANUFACTURING COSTS	229,978				229,978
CLINICAL COSTS	212,058				212,058
SECURED/RENTAL/LEASES	105,439				105,439
INSURANCE					0
GENERAL & ADMINISTRATIVE	432,610				432,610
SELLING					0
OTHER (ATTACH LIST)					0
TRANSFERS (TO DIP ACCOUNTS)					0
PROFESSIONAL FEES	38,528				38,528
U.S. TRUSTEE QUARTERLY FEES	4,875				4,875
COURT COSTS					0

TOTAL DISBURSEMENTS	1,426,024	0	0	0	1,426,024

INTRACOMPANY BANK TRANSFERS	275	(275)	0	0	0

NET CASH FLOW	(1,414,395)	(275)	0	0	(1,414,670)

CASH - END OF MONTH	$12,909,564	$0	$0	$0	$12,909,564

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

TOTAL DISBURSEMENTS	1,426,024

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
TOTAL DISBURSEMENTS FOR CALCULATING U.S.TRUSTEE QUARTERLY FEES	1,426,024

Note: The $275 balance in the Citibank Money Market was for December interest before the account was closed.	MOR-2

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	1/1/2011 - 1/31/2011

STATEMENT OF OPERATIONS

(Income Statement)

	Month	Cumulative Filing to Date

Grant Revenue	$38,493	$303,628

Operating Expenses
Payroll	388,617	724,915
Payroll Taxes	52,332	50,416
Employee Benefits Programs	44,805	99,949
Insider Compensation	49,763	60,763
Temporary Labor	8,700	33,329
Out Svcs - Accounting Fees	59,289	109,706
Out Svcs - IT	1,272	2,543
Out Svcs - ADP Fees	1,141	2,208
Out Svcs - Other	20,675	171,377
Investor Relations	1,043	10,470
Lab Materials - Off Supplies	48,952	63,594
Sponsored Research	0	9,000
Legal - Corporate	113,514	219,690
Legal - Patent	123,717	166,685
Consultants	259,055	426,183
SAB-BOD Costs	47,033	64,733
License-Milestone Costs	0	4,808
Manufacturing Costs - Development & Clinical	205,214	162,898
Dues & Subscriptions	4,005	7,106
Travel & Entertainment	8,258	11,508
Business Ins. - D&O	131,364	262,728
Business Ins - Commercial Pkg.	5,716	11,432
Business Ins - Clin Trial Ins	2,763	8,288
Postage & Courier	64	614
Bank Fees	2,116	2,116
Waste Disposal & Reg Fees	8,903	10,157
Rent & Related Expenses	105,144	138,755
Utilities - Electric & Com	16,407	29,642
Maint. & Repairs - Facility	1,112	1,538
Maintenance & Support - IT	11,523	35,829
Accretion Expense for Asset Retirement Obligation	1,656	3,286
Equipment Rentals	2,668	4,971
Stock Based Compensation	153,862	245,411
Clinical Trial Expense	207,718	557,384

Operating Expenses before Depreciation	2,088,400	3,714,032

Depreciation	52,747	105,920

Net Loss before Other Income & Expense	(2,102,655)	(3,516,324)

Other Income and Expense
Other Income (attach schedule)
Interest Income	0	2,062
Othe Expense (attach schedule)

Net Loss Before Reorganization Items	(2,102,655)	(3,514,262)

Reorganization Items
Restructuring Costs & Professional Fees	540,577	1,013,190
U.S. Trustee Quarterly Fee	0	4,875
Interest Earned on Accumulated Cash from Chapter 11
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses

Total Reorganization Expenses	540,577	1,018,065

Income Taxes

Net Loss	($2,643,232)	($4,532,326)

MOR-3

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	12/10/2010 - 12/31/2010

STATEMENT OF OPERATIONS - DECEMBER 31, 2010 RECONCILIATION

(Income Statement)

	Month	REVISED w/ Year End Adjustments	Changes

Grant Revenue	$144,560	$265,135	$120,575

Operating Expenses
Payroll	336,298	336,298	0
Payroll Taxes	(1,916)	(1,916)	0
Employee Benefits Programs	55,144	55,144	0
Insider Compensation	21,000	21,000	0
Temporary Labor	24,629	24,629	0
Out Svcs - Accounting Fees	50,417	50,417	0
Out Svcs - IT	1,272	1,272	0
Out Svcs - ADP Fees	1,066	1,066	0
Out Svcs - Other	30,037	150,702	120,665
Investor Relations	9,427	9,427	0
Lab Materials - Off Supplies	5,287	14,642	9,355
Sponsored Research	9,000	9,000	0
Legal - Corporate	7,097	106,177	99,080
Legal - Patent	42,968	42,968	0
Consultants	138,377	157,127	18,750
SAB-BOD Costs	17,700	17,700	0
License-Milestone Costs	4,808	4,808	0
Manufacturing Costs - Development & Clinical	9,227	(42,316)	(51,543)
Dues & Subscriptions	3,101	3,101	0
Travel & Entertainment	3,250	3,250	0
Business Ins. - D&O	131,364	131,364	0
Business Ins - Commercial Pkg.	5,716	5,716	0
Business Ins - Clin Trial Ins	5,525	5,525	0
Postage & Courier	550	550	0
Waste Disposal & Reg Fees	1,254	1,254	0
Rent & Related Expenses	33,611	33,611	0
Utilities - Electric & Com	13,236	13,236	0
Maint. & Repairs - Facility	426	426	0
Maintenance & Support - IT	24,307	24,307	0
Accretion Expense for Asset Retirement Obligation	1,630	1,630	0
Equipment Rentals	2,303	2,303	0
Stock Based Compensation	91,549	91,549	0
Clinical Trial Expense	319,659	349,666	30,007

Operating Expenses before Depreciation	1,399,318	1,625,631	226,314

Depreciation	53,173	53,173	0

Net Loss before Other Income & Expense	(1,307,930)	(1,413,669)	(105,739)

Other Income and Expense
Other Income (attach schedule)			0
Interest Income	421	2,062	1,641
Other Expense (attach schedule)			0

Net Loss Before Reorganization Items	(1,307,510)	(1,411,607)	(104,097)

Reorganization Items
Restructuring Costs & Professional Fees	18,126	472,612	454,486
U.S. Trustee Quarterly Fee	4,875	4,875	0
Interest Earned on Accumulated Cash from Chapter 11			0
Gain (Loss) from Sale of Equipment			0
Other Reorganization Expenses			0

Total Reorganization Expenses	23,001	477,487	454,486

Income Taxes

Net Loss	($1,330,511)	($1,889,094)	($558,584)

MOR-3 ADDENDUM

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	1/1/2011 - 1/31/2011

BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Cash Equivalents	$12,909,564	$14,925,779
Restricted Cash and Cash Equivalents	522,636	520,995
Accounts Receivable (Net)	507,883	204,255
Notes Receivable
Inventories
Prepaid Expenses	1,164,878	1,708,993
Professional Retainers	1,960,119	1,990,119
Employee Advances	21,550	21,550
Deposits	1,084,177	1,071,082

TOTAL CURRENT ASSETS	18,170,807	20,442,773

PROPERTY & EQUIPMENT
Lab & Equipment	3,452,319	3,425,980
Furniture & Fixtures	328,467	328,467
Leasehold Improvements	838,407	838,407
Construction-In-Process	3,492,016	3,518,355
Less Accumulated Depreciation	(3,881,656)	(3,775,735)

TOTAL PROPERTY & EQUIPMENT	4,229,553	4,335,474

OTHER ASSETS
Financing Costs	3,146,014	3,146,014

TOTAL OTHER ASSETS	3,146,014	3,146,014

TOTAL ASSETS	$25,546,374	$27,924,261

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	1,013,917	1,033,336
Accrued Expenses	2,555,392	1,729,379
Accrued Clinical Expense	2,346,390	2,198,736
Vacation Payable	165,785	314,884
Employee FSA Medical	3,151	1,582
Employee FSA Dependent Care	3,322	2,070
Accrued Purchases	12,966	12,376
Accrued Audit Fees	605,848	487,270
Deferred Revenue	25,000	25,000
Refundable Credits	354,400	354,400
Asset Retirement Obligation	315,401	312,115
Rent/Leases - Building/Equipment
Professional Fees
Amounts Due to Insiders	21,000

TOTAL POST-PETITION LIABILITIES	7,422,572	6,471,148

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts Payable - Pre-Petition	957,606	0
Bonds Payable	150,000,000	150,000,000
Accrued Severance	162,500	162,500
PIK Interest & Bonds	51,794,104	51,794,104
Bond Discount & Derivative	(7,976,199)	(7,976,199)

TOTAL PRE-PETITION LIABILITIES	194,938,011	193,980,405

TOTAL LIABILITIES

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
OWNERS’ EQUITY
Common Stock	252,683	252,683
Additional Paid in Capital	184,092,866	183,847,457
Accumulated Deficit - Pre-Petition	(356,627,432)	(356,627,432)
Accumulated Deficit - Post-Petition	(4,532,326)

NET OWNERS’ EQUITY	(176,814,209)	(172,527,292)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$25,546,374	$27,924,261

MOR-4

The Monthly Operating Report (“MOR”) is unaudited and reflects the Debtor’s best efforts to report the assets and liabilities of the Debtor on an unconsolidated basis. The MOR neither purports to represent financial statements prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), nor is the MOR intended to fully reconcile to any such financial statements. The MOR does not constitute an admission of liability of the Debtor with respect to any item referenced.

The Debtor records general accruals for certain categories of liabilities that are estimates of anticipated aggregate liability that are not tied to particular invoices or vendors. Certain deferred charges, accounts or reserves indicated as “accrued” or “deferred” that relate to clinical trials, other contractual liabilities of the Debtor, and for GAAP reporting purposes are recorded on MOR-4. These deferred expenses do not represent any actual liability incurred, due or payable, are not claims against the Debtor as of the Petition Date or for the current reporting period, and may not result in any administrative expense liability.

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	12/10/2010 - 12/31/2010

PETITION DATE BALANCE SHEET RECONCILIATION

ASSETS	BOOK VALUE ON PETITION DATE	REVISED (w/ year end adjustments) BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Cash Equivalents	$14,921,313	$14,925,779
Restricted Cash and Cash Equivalents	520,995	520,995
Accounts Receivable (Net)	204,255	204,255
Notes Receivable
Inventories
Prepaid Expenses	1,720,015	1,708,993
Professional Retainers	1,990,119	1,990,119
Employee Advances	21,550	21,550
Deposits	1,071,082	1,071,082

TOTAL CURRENT ASSETS	20,449,329	20,442,773

PROPERTY & EQUIPMENT
Lab & Equipment	3,425,980	3,425,980
Furniture & Fixtures	328,467	328,467
Leasehold Improvements	838,407	838,407
Construction-In-Process	3,518,355	3,518,355
Less Accumulated Depreciation	(3,775,735)	(3,775,735)

TOTAL PROPERTY & EQUIPMENT	4,335,474	4,335,474

OTHER ASSETS
Financing Costs	3,146,014	3,146,014

TOTAL OTHER ASSETS	3,146,014	3,146,014

TOTAL ASSETS	$27,930,817	$27,924,261

LIABILITIES AND OWNER EQUITY	BOOK VALUE ON PETITION DATE	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	834,101	1,033,336
Accrued Expenses	1,729,379	1,729,379
Accrued Clinical Expense	2,198,736	2,198,736
Vacation Payable	314,884	314,884
Employee FSA Medical	1,582	1,582
Employee FSA Dependent Care	2,070	2,070
Accrued Purchases	12,376	12,376
Accrued Audit Fees	487,270	487,270
Deferred Revenue	25,000	25,000
Refundable Credits	354,400	354,400
Asset Retirement Obligation	312,115	312,115
Rent/Leases - Building/Equipment
Professional Fees
Amounts Due to Insiders

TOTAL POST-PETITION LIABILITIES	6,271,913	6,471,148

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts Payable - Pre-Petition	0	0
Bonds Payable	150,000,000	150,000,000
Accrued Severance	162,500	162,500
PIK Interest & Bonds	51,794,104	51,794,104
Bond Discount & Derivative	(7,976,199)	(7,976,199)

TOTAL PRE-PETITION LIABILITIES	193,980,405	193,980,405

TOTAL LIABILITIES
OWNERS’ EQUITY
Common Stock	252,683	252,683
Additional Paid in Capital	183,847,458	183,847,457
Accumulated Deficit - Pre-Petition	(356,421,642)	(356,627,432)
Accumulated Deficit - Post-Petition

NET OWNERS’ EQUITY	(172,321,501)	(172,527,292)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$27,930,817	$27,924,261

MOR-4 ADDENDUM

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	1/1/2011 - 1/31/2011

	Beginning Balance	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Post-Petition Taxes

FEDERAL
Income Tax Witholding	652.59	60,010.55	60,663.14	Various	EFT	—
FICA- Employee	519.29	20,302.24	20,821.53	Various	EFT	—
FICA- Employer	519.24	27,488.88	28,008.12	Various	EFT	—
Unemployment	—	1,652.87	1,652.87	Various	EFT	—
Income	—	—	—			—
Other- Cobra Premium Assistance	—	(4,543.95)	(4,543.95)	Various	EFT	—

Total Federal Taxes	1,691.12	104,910.59	106,601.71			—
STATE and LOCAL
Income Tax Witholding	704.99	15,567.53	16,272.52	Various	EFT	—
Sales	—					—
Excise	—					—
Real Property	—					—
Personal Property	—					—
Other- State Unemployment/Cobra Asst	—	23,530.54	23,530.54	Various	EFT	—

Total State and Local Taxes	704.99	39,098.07	39,803.06			—
Withholding for Employee Healthcare	—	8,533.76	8,533.76	1/13/2011	23846	—
Premiums, Pensions & Other Benefits	5,359.71	73,405.37	59,886.92	Various	EFT	18,878.16

Total Taxes		225,947.79	214,825.45			18,878.16

SUMMARY OF UNPAID POST-PETITION DEBTS	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	981,740	32,177				1,013,917
Wages Payable	168,785					168,785
Taxes Payable	18,878					18,878
Rent/ Lease Payable- Building	—					—
Rent/ Lease Payable- Equipment	—					—
Secured Debt/ Adequate Protection Payments	—					—
Professional Fees	—					—
Amounts Due Insiders	21,000					21,000
Accrued Clinical Expenses	2,346,390					2,346,390
Accrued Expenses	2,539,987					2,539,987
Other (Deferred Revenue)	25,000					25,000
Other (Refundable Credits)	354,400					354,400
Other (Asset Retirement Obligation)	315,401					315,401
Other (Accrued Audit Fees and Purchases)	618,814					618,814

Total Post-petition Debts	7,390,395	32,177	—	—	—	7,422,572

MOR-5

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	1/1/2011 - 1/31/2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	AMOUNT

Total Accounts Receivable at the beginning of the period	$505,207
+ Amounts Billed during the period	$38,493
- Amounts collected during the period	$—

Total Accounts Receivable at the end of the period	$543,699

ACCOUNTS RECEIVABLE AGING	AMOUNT
0 - 30 days old	$38,493
31 - 60 days old	$265,134
61 - 90 days old	$182,025
91+ days old	$58,047

Total Accounts Receivable	$543,699
Amount considered uncollectible	$35,816

Accounts Receivable (Net)	$507,883

MOR-6